        FIRST AMENDMENT TO FOURTH AMENDED AND RESTATED CREDIT AGREEMENT

         THIS FIRST AMENDMENT dated as of January 8, 2001 TO FOURTH AMENDED AND RESTATED CREDIT AGREEMENT (this "First Amendment"), is by and among EL PASO ENERGY PARTNERS, L.P., a Delaware limited partnership (formerly known AS LEVIATHAN GAS PIPELINE PARTNERS, L.P., the "Borrower"), EL PASO ENERGY PARTNERS FINANCE CORPORATION, a Delaware corporation (formerly known as LEVIATHAN FINANCE CORPORATION, the "Co-Borrower"), EL PASO ENERGY PARTNERS COMPANY, a Delaware corporation and the general partner of the Borrower ("EPEPC" or the "General Partner"), each of the SUBSIDIARY GUARANTORS (as defined herein), CREDIT LYONNAIS, as Syndication Agent, BANKBOSTON, N.A., as Documentation Agent, THE CHASE MANHATTAN BANK, a New York banking corporation, as Administrative Agent, and the several banks and other financial institutions signatories hereto, and shall amend each of the following documents:

         A. FOURTH AMENDED AND RESTATED CREDIT AGREEMENT, dated as of March 23, 1995, as amended and restated through June 30, 2000 (as amended, supplemented or otherwise modified prior to the date hereof, the "Credit Agreement"), among the Borrower, the Co-Borrower, the several banks and other financial institutions (the "Lenders") parties thereto, Credit Lyonnais, as Syndication Agent for the Lenders, BankBoston, N.A., as Documentation Agent for the Lenders, and The Chase Manhattan Bank, a New York banking corporation, as Administrative Agent for the Lenders;

         B. AMENDED AND RESTATED SECURITY AND PLEDGE AGREEMENT, dated as of March 23, 1995, as amended and supplemented prior to the date hereof, made by the Borrower, in favor of the Administrative Agent for the Lenders (the "Borrower Pledge Agreement");


         C. AMENDED AND RESTATED SECURITY AND PLEDGE AGREEMENT (LLC), dated as of March 23, 1995, as amended and supplemented prior to the date hereof, made by EPEPC in favor of the Administrative Agent for the Lenders (the "EPEPC Pledge Agreement (LLC)");

         D. AMENDED AND RESTATED SUBSIDIARIES GUARANTEE, dated as of March 23, 1995, as amended and supplemented prior to the date hereof, by each of the corporations, limited liability companies and other entities, as the case may be, that are from time to time signatories thereto (the "Subsidiary Guarantors") in favor of the Administrative Agent for the Lenders (the "Subsidiaries Guarantee"); and

         E. AMENDED AND RESTATED SECURITY AGREEMENT, dated as of March 23, 1995, as amended and supplemented prior to the date hereof, by each of the Subsidiary Guarantors in favor of the Administrative Agent for the Lenders (the "Subsidiary Security Agreement");

(each as further amended, supplemented, waived, conformed or otherwise modified from time to time, including this First Amendment, and collectively, the "Amended Loan Documents"). Unless otherwise defined herein, capitalized terms used herein shall have the respective meanings assigned to them in the Credit Agreement and the other Loan Documents (as defined in the Credit Agreement).

         WHEREAS, the Borrower and certain of its affiliates are contemplating a series of transactions that would effect the following:

         (i) the Borrower would sell all of the outstanding stock of Tarpon Transmission Company ("Tarpon"), a Subsidiary Guarantor, and Green Canyon Pipe Line Company, L.P. ("Green Canyon"), a Subsidiary Guarantor, would sell the natural gas gathering system generally known as the Green Canyon Gathering System and certain related facilities (the "Green Canyon Assets"), in each case on the terms (including purchase price) previously described to the Administrative Agent (collectively, the "Green Canyon/Tarpon Transaction");

         (ii) the Borrower and the General Partner would sell a 100% membership interest in each of Sailfish Pipeline Company, L.L.C. ("Sailfish"), a Subsidiary Guarantor, and Moray Pipeline Company, L.L.C. ("Moray"), a Subsidiary Guarantor, in each case on the terms (including purchase price) previously described to the Administrative Agent (collectively, the "Sailfish/Moray Transaction");

         (iii) Manta Ray Gathering Company, L.L.C. ("Manta Ray Gathering"), a Subsidiary Guarantor, would sell 100% of the South Timbalier Block 292 Platform and would effectively sell 50% of the Ship Shoal Block 332 Platform, whether by sale, contribution or otherwise (collectively, the "Manta Ray Gathering Assets"), in each case on the terms (including purchase price) previously described to the Administrative Agent (collectively, the "Platform Transaction");

         (iv) the Borrower and The Coastal Corporation ("Coastal") would cause Deepwater Holdings, L.L.C. ("Deepwater"), a Delaware limited liability company owned equally (50/50) by the Borrower and Coastal, to (a) sell a 100% membership interest in each of West Cameron Dehydration Company, L.L.C., Stingray Pipeline Company, L.L.C., and East Breaks Gathering Company, L.L.C. ("East Breaks"), including the replacement of the Borrower as the operator of the related pipeline systems, (b) sell a 100% membership interest in U-T Offshore System, L.L.C., and (c) amend its credit agreement to permit such transactions, in each case on the terms (including purchase price) previously described to the Administrative Agent (collectively, the "Deepwater Transaction"); and

         (v) the Borrower and El Paso Energy Corporation ("El Paso Energy") would enter into an agreement (the "El Paso Energy Agreement") substantially in the form of the agreement attached hereto as Exhibit "A" (it being agreed that the material provisions thereof may only be amended with the consent of the Administrative Agent) regarding certain arrangements between the Borrower and El Paso Energy and its affiliates, including: (a) El Paso Energy would make cash payments to the Borrower in an aggregate amount of $29 million payable over a four-year period, (b) the Borrower would purchase from El Paso Field Services Company, a subsidiary of El Paso Energy, certain designated transportation and fractionation assets (the "GTT T&F Assets"), or acceptable replacement assets as described in the El Paso Energy Agreement, and (c) El Paso Energy would reimburse the Borrower for all legal, accounting, financial advisor (including payments due to the Lenders hereunder) and similar out-of-pocket costs and expenses relating to the transactions described in subsections (i)-(v) of this First Amendment (collectively, the "El Paso Energy Transaction");

(the Green Canyon/Tarpon Transaction, Sailfish/Moray Transaction, Platform Transaction, Deepwater Transaction and El Paso Energy Transaction being collectively referred to herein as the "El Paso Transactions");

         WHEREAS, the Borrower has requested that the Lenders (i) modify and amend the Amended Loan Documents as more fully described herein, (ii) consent to the El Paso Transactions, (iii) waive any and all violations of or breaches of the Loan Documents or Defaults or Events of Default to the extent necessary to permit the El Paso Transactions, and (iv) release certain Restricted Subsidiaries and Subsidiary Guarantors and their assets from the obligations and conditions applicable to such Restricted Subsidiaries and Subsidiary Guarantors under the Credit Agreement and all other Loan Documents, as more fully described herein;

         WHEREAS, the Lenders are willing to agree to the amendments, consents, waivers and releases being requested by the Borrower, but only on the terms and subject to the conditions set forth in this First Amendment; and

         WHEREAS, each of the signatories hereto is a party to one or more of the Amended Loan Documents.

         NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrower, the Administrative Agent, the Lenders and each of the other signatories hereto hereby agree as follows:

         1. Amendments. The Amended Loan Documents are hereby amended as follows:

                  (i) Section 4.13 of the Credit Agreement is amended to add the following subsection (c):

                           (c) El Paso Transactions. The consummation by the Borrower and its Subsidiaries of the El Paso Transactions (as defined in the First Amendment dated as of January 8, 2001 to this Agreement).

                  (ii) Notwithstanding any provision in the Loan Documents, the Incurrence Limitation in effect on the First Amendment Effective Date (herein defined) shall remain in effect until the earlier to occur of the closing date of the purchase by Restricted Subsidiaries of the Borrower of the GTT T&F Assets or acceptable replacement assets as described in the El Paso Energy Agreement, as the case may be, or March 31, 2001; and

                  (iii) Effective upon the consummation of each of the various transactions included in the El Paso Transactions, with no further action required by the Lenders, each of the Credit Agreement, Borrower Pledge Agreement, EPEPC

                  Pledge Agreement (LLC), Subsidiaries Guarantee, Subsidiary Security Agreement and any other Loan Document where appropriate, will be amended to effectively exclude and remove, including, without limitation, from all representations, warranties and covenants, all references to Tarpon and all of its assets, the Green Canyon Assets, Sailfish and all of its assets, Moray and all of its assets, and the Manta Ray Gathering Assets (collectively, the "Released Companies and Assets").

         2. General Terms.

                  (i) Notwithstanding Section 1 of this First Amendment, the Borrower and its Subsidiaries will not consummate any of the El Paso Transactions until El Paso Energy has an unconditional obligation to make $29 million in payments to the Borrower on terms as described in the El Paso Energy Agreement.

                  (ii) One or more Restricted Subsidiaries of the Borrower shall purchase the GTT T&F Assets, or acceptable replacement assets as described in the El Paso Energy Agreement, on or prior to March 31, 2001 (and the failure to purchase such assets by such date shall constitute an Event of Default), which, upon acquisition by such Restricted Subsidiaries, shall become subject to the terms of, and become Collateral under, the Loan Documents to the extent required thereby.

         3. Release of Liens. The Lenders hereby agree that, effective upon the consummation of each of the various transactions included in the El Paso Transactions, with no further action required by the Lenders, the Lenders will (i) automatically release the Released Companies and Assets from all of the guarantees, liens and security interests created by any of the Loan Documents, except to the extent of any proceeds received by the Borrower, the General Partner or any of the Borrower's continuing Subsidiaries in consideration for such Released Companies and Assets, which proceeds shall continue to be subject to the terms of the applicable Loan Documents; and (ii) authorize and instruct the Administrative Agent, at the Borrower's sole expense, to
         (x) execute, record and file such instruments and perform such acts as are necessary to evidence of record such release of guarantees, liens and security interests affecting the Released Companies and Assets, including, without limitation, the execution and delivery of releases of guarantees and liens and UCC-3's, and (y) deliver to the Borrower all certificates of membership interests and stock certificates that are held by the Administrative Agent as collateral security for the obligations under the Credit Agreement or any other Loan Document relating to any of the Released Companies and Assets.

         4. Consent and Waiver. The Lenders hereby (i) consent for all purposes to each of the Borrower, the General Partner, Sailfish, Moray, Tarpon, Green Canyon, Manta Ray Gathering and their applicable Affiliates consummating the El Paso Transactions and (ii) waive any and all violations of or breaches of the Loan Documents or Defaults or Events of Default to the extent necessary to permit the El Paso Transactions.

         5. El Paso Energy Agreement. The occurrence of any of the following shall constitute an Event of Default under the Credit Agreement:

                  (a) the El Paso Energy Agreement shall not have been executed by the parties thereto and become effective on or prior to March 31, 2001;

                  (b) the failure of El Paso Energy to make any payment to the Borrower when due under Section 2 of the El Paso Energy Agreement;

                  (c) El Paso Energy or the Borrower shall default in any of its other material obligations under the El Paso Energy Agreement and such default shall not be cured within 30 days; and

                  (d) following the execution of the El Paso Energy Agreement by the parties thereto, the El Paso Energy Agreement shall be amended, modified or waived and such amendment, modification or waiver shall not have been approved by the Administrative Agent.

         6. Conditions to Effectiveness. This First Amendment shall become effective on the date (the "First Amendment Effective Date") on which all of the following conditions precedent have been satisfied or waived: (i) the Borrower, the Co-Borrower, the Administrative Agent and the Required Lenders shall have executed and delivered to the Administrative Agent this First Amendment, (ii) the signatories thereto shall have executed and delivered to the Administrative Agent the attached Acknowledgment approving this First Amendment, and (iii) the Administrative Agent and the Lenders shall have received payment of all fees and costs payable by the Borrower on or before the First Amendment Effective Date in connection with this First Amendment, including a work fee of $15,000 payable to each Lender which delivers an executed copy of this First Amendment to the Administrative Agent on or before the First Amendment Effective Date.

         7. Miscellaneous.

                  (i) Representations and Warranties. After giving effect to the effectiveness of this First Amendment, the representations and warranties made by the Loan Parties in the Loan Documents are true and correct in all material respects on and as of the First Amendment Effective Date (unless such representations or warranties are stated to refer to a specific earlier date, in which case such representations and warranties shall be true and correct in all material respects as of such earlier date) as if made on and as of the First Amendment Effective Date and no Default or Event of Default will have occurred and be continuing.

                  (ii) Payment of Expenses. The Borrower agrees to pay or reimburse the Administrative Agent for all of its out-of-pocket costs and reasonable expenses incurred in connection with this First Amendment, any other documents prepared in connection herewith and the transactions contemplated hereby, including, without limitation, the reasonable fees and disbursements of counsel to the Administrative Agent.

                  (iii) No Other Amendments; Confirmation. Except as expressly amended, modified and supplemented hereby, the provisions of the Credit Agreement and the other Loan Documents are and shall remain in full force and effect.

                  (iv) Governing Law. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HERETO SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

                  (v) Counterparts. This First Amendment may be executed by one or more of the parties to this First Amendment on any number of separate counterparts (including by telecopy), and all of said counterparts taken together shall be deemed to constitute one and the same instrument.



                                   *********

         IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to be duly executed and delivered as of the day and year first above written.


                              EL PASO ENERGY PARTNERS, L.P.


                              By:      ____________________________________
                              Name:
                                       ------------------------------------
                              Title:
                                       ------------------------------------


                              EL PASO ENERGY FINANCE CORPORATION


                              By:      ____________________________________
                              Name:
                                       ------------------------------------
                              Title:
                                       ------------------------------------


                              THE CHASE MANHATTAN BANK,
                                as Administrative Agent and as a Lender


                              By:      ____________________________________
                              Name:
                                       ------------------------------------
                              Title:
                                       ------------------------------------

                      [Signature Page of First Amendment]

                               CREDIT LYONNAIS NEW YORK BRANCH,
                                 as Syndication Agent and as a Lender


                               By:      ____________________________________
                               Name:
                                        -------------------------------------
                               Title:
                                        -------------------------------------

                               FLEET NATIONAL BANK,
                                 as Documentation Agent and as a Lender


                               By:      ____________________________________
                               Name:
                                        -------------------------------------
                               Title:
                                        -------------------------------------

                               ARAB BANKING CORPORATION (B.S.C.)


                               By:      ____________________________________
                               Name:
                                        -------------------------------------
                               Title:
                                        -------------------------------------

                               THE BANK OF NOVA SCOTIA


                               By:      ___________________________________
                               Name:
                                        -----------------------------------
                               Title:
                                        -----------------------------------

                               THE BANK OF SCOTLAND


                               By:      ___________________________________
                               Name:
                                        -----------------------------------
                               Title:
                                        -----------------------------------

                               BANK ONE, NA (MAIN OFFICE-CHICAGO)
                                 (fka The First National Bank of Chicago)


                               By:      ___________________________________
                               Name:
                                        -----------------------------------
                               Title:
                                        -----------------------------------

                               BANK OF AMERICA, N.A.


                               By:      ___________________________________
                               Name:
                                        -----------------------------------
                               Title:
                                        -----------------------------------

                               CREDIT AGRICOLE INDOSUEZ

                               By:      ___________________________________
                               Name:
                                        -----------------------------------
                               Title:
                                        -----------------------------------

                               By:      ___________________________________
                               Name:
                                        -----------------------------------
                               Title:
                                        -----------------------------------

                               CIBC, INC.

                               By:      ___________________________________
                               Name:
                                        -----------------------------------
                               Title:
                                        -----------------------------------

                               CREDIT SUISSE FIRST BOSTON

                               By:      ___________________________________
                               Name:
                                        -----------------------------------
                               Title:
                                        -----------------------------------

                               By:      ___________________________________
                               Name:
                                        -----------------------------------
                               Title:
                                        -----------------------------------

                               THE FUJI BANK, LIMITED

                               By:      ___________________________________
                               Name:
                                        -----------------------------------
                               Title:
                                        -----------------------------------

                               HIBERNIA NATIONAL BANK

                               By:      ___________________________________
                               Name:
                                        -----------------------------------
                               Title:
                                        -----------------------------------

                               FIRST UNION NATIONAL BANK

                               By:      ___________________________________
                               Name:
                                        -----------------------------------
                               Title:
                                        -----------------------------------

                               FORTIS CAPITAL CORP.


                               By:      ___________________________________
                               Name:
                                        -----------------------------------
                               Title:
                                        -----------------------------------

                               By:      ___________________________________
                               Name:
                                        -----------------------------------
                               Title:
                                        -----------------------------------

                               KBC BANK N.V.


                               By:      ___________________________________
                               Name:
                                        -----------------------------------
                               Title:
                                        -----------------------------------

                               By:      ___________________________________
                               Name:
                                        -----------------------------------
                               Title:
                                        -----------------------------------

                               WELLS FARGO BANK (TEXAS), N.A.


                               By:      ___________________________________
                               Name:
                                        -----------------------------------
                               Title:
                                        -----------------------------------

                               PNC BANK, NATIONAL ASSOCIATION


                               By:      ___________________________________
                               Name:
                                        -----------------------------------
                               Title:
                                        -----------------------------------

                               BNP PARIBAS


                               By:      ___________________________________
                               Name:
                                        -----------------------------------
                               Title:
                                        -----------------------------------

                               SUNTRUST BANK


                               By:      ___________________________________
                               Name:
                                        -----------------------------------
                               Title:
                                        -----------------------------------

                               RZB FINANCE LLC


                               By:      ___________________________________
                               Name:
                                        -----------------------------------
                               Title:
                                        -----------------------------------

                               By:      ___________________________________
                               Name:
                                        -----------------------------------
                               Title:
                                        -----------------------------------

                               NATEXIS BANQUES POPULAIRES


                               By:      ___________________________________
                               Name:
                                        -----------------------------------
                               Title:
                                        -----------------------------------

                                 ACKNOWLEDGMENT

         The undersigned hereby consent and agree to the foregoing First Amendment and confirm that their respective obligations under the Loan Documents, including to the extent affected by this First Amendment, remain in full force and effect.

                              EL PASO ENERGY PARTNERS COMPANY
                              ARGO II, L.L.C.
                              CRYSTAL HOLDINGS, L.L.C.
                              DELOS OFFSHORE COMPANY, L.L.C.
                              EWING BANK GATHERING COMPANY, L.L.C.
                              EL PASO ENERGY PARTNERS DEEPWATER, L.L.C.
                              EL PASO ENERGY PARTNERS OIL TRANSPORT, L.L.C.
                              EL PASO ENERGY PARTNERS OPERATING COMPANY, L.L.C. FLEXTREND DEVELOPMENT COMPANY, L.L.C.
                              GREEN CANYON PIPE LINE COMPANY, L.P.
                              MANTA RAY GATHERING COMPANY, L.L.C.
                              MORAY PIPELINE COMPANY, L.L.C.
                              POSEIDON PIPELINE COMPANY, L.L.C.
                              SAILFISH PIPELINE COMPANY, L.L.C.
                              TARPON TRANSMISSION COMPANY
                              VK DEEPWATER GATHERING COMPANY, L.L.C.
                              VK-MAIN PASS GATHERING COMPANY, L.L.C.



                              By:
                                     ------------------------------------------
                              Name:  Keith Forman
                              Title: Chief Financial Officer of Each Such Entity